UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2010

GENESIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-63460	65-0908171
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 N. Military Trail, Suite 275
Boca Raton, Florida 33431

 (Address of principal executive offices)

(561) 988-1988
(Telephone number, including area code)

1 University Place, #12-C, New York, NY 10003
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On September 7, 2010, Genesis Group Holdings, Inc (“we”, “us” or “our”) issued a press release announcing that we moved into new offices and expect to have certain contracts in place before year end.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Pursuant to General Instruction of Form 8-K B-2, the information contained in this Item 7.01 and  in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1           Press Release of Genesis Group Holdings, Inc. dated September 7, 2010 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 7, 2010		GENESIS GROUP HOLDINGS, INC.

	By:	/s/ Gideon Taylor
GIDEON TAYLOR Chief Executive Officer